As filed with the Securities and Exchange Commission on February 28, 2006
Securities Act File No. 33-25378
Investment Company Act File No. 811-05684

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 30	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 30	☒

ALPINE EQUITY TRUST

(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street, 3rd floor
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

1-866- 729-6633
(Registrant's Telephone Number, Including Area Code

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York 10577
(Name and address of Agent for Service)

Copy to:
Thomas Westle, Esq.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, New York 10022

Approximate Date of Proposed Public Offering:

As soon as practical after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Alpine U.S. Real Estate Equity Fund
Alpine International Real Estate Equity Fund
Alpine Realty Income & Growth Fund

PROSPECTUS

Each a Series of Alpine Equity Trust

615 East Michigan Street 3rd Floor
Milwaukee, WI 53202

For More Information Call 1-888-785-5578

or

View our website at www.alpinefunds.com

Dated March 1, 2006

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities and has not passed on the adequacy or accuracy of the information in this Prospectus. It is a criminal offense to state otherwise.

Alpine Equity Trust  Table of Contents
About the Funds
1	Investment Objectives and Principal Investment Strategies
2	Who Should Invest
2	Main Risks
4	Past Performance
6	Fees and Expenses

Principal Investment Strategies and Related Risks

9	Principal Investment Strategies
10	Investment Risks

Management of the Fund

11	Investment Adviser
12	Portfolio Manager

How to Buy Shares

12	Purchases by Mail
13	Purchases by Wire
14	How the Funds Value Their Shares
14	Additional Information

Exchange Privilege

14	Exchanges by Telephone
15	Exchanges by Mail

How to Redeem Shares

15	Redeeming Shares by Mail
16	Redeeming Shares by Telephone
17	Additional Redemption Information
Tools to Combat Frequent Transactions

Shareholder Services

19	Automatic Investment Plan
19	Telephone Investment Plan
19	Systematic Cash Withdrawal Plan
19	Investments Through Employee Benefit and Savings Plans
19	Automatic Reinvestment Plan
19	Tax Sheltered Retirement Plans

Dividends, Distributions and Taxes

20	Dividend Policy
20	Taxation of the Funds
20	Taxation of Shareholders

Financial Highlights

21

Additional Information

25

About the Funds
Investment Objectives and Principal Investment Strategies

Alpine U.S. Real Estate Equity Fund (the “U.S. Fund”) seeks long-term capital growth. Current income is a secondary objective.

The U.S. Fund invests primarily in the equity securities of United States issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the U.S. Fund, Alpine Woods Capital Investors, LLC, (formerly, Alpine Management & Research, LLC) (the “Adviser”) generally pursues a value-oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. The Adviser considers other company fundamentals and the strength of a company’s management in making investment decisions. The U.S. Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

Alpine International Real Estate Equity Fund (the “International Fund”) seeks long-term capital growth. Current income is a secondary objective.

The International Fund invests primarily in the equity securities of non-United States issuers which are principally engaged in the real estate industry or own significant real estate assets. The Fund pursues a flexible strategy of investing in companies throughout the world. However, it is anticipated that the International Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, Malaysia and Thailand.

In managing the assets of the International Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties or revenues of the companies. The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. The International Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

1

Alpine Realty Income & Growth Fund (the “Income and Growth Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

The Income and Growth Fund is a non-diversified investment portfolio that invests primarily in the securities of issuers which are principally engaged in the real estate industry or own significant real estate assets.

In managing the assets of the Income and Growth Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. The Income and Growth Fund also invests in debt securities which the Adviser believes offer attractive income streams, giving consideration to the creditworthiness of the issuer, maturity date and other factors, including industry sector and prevailing economic and market conditions. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends or interest payments are well supported by the underlying assets and earnings of a company. The Adviser will also emphasize investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future.

Who Should Invest
You should consider investment in one or more of the Alpine Real Estate Funds if you are seeking:

•	investment exposure to companies operating in the real estate sector;
•	liquidity in a real estate-related investment; and
•	investment offering returns that may have less correlation to the returns of the stock and bond markets than equity mutual funds generally.

Main Risks

Investments in the Alpine Real Estate Funds, like any investment, are subject to certain risks. The value of a Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of a Fund’s shares to increase or decrease. You could lose money on an investment.

General Risks of Securities Linked to the Real Estate Market — Because the Funds concentrate their investments in the real estate industry, their portfolios may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds. The values of the Funds’ shares are affected by factors affecting the values of real estate and the earnings of companies engaged in the real estate industry. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates.

The value of real estate related securities is also affected by changes in general economic and market conditions. The Funds’ concentration of its investments in these securities may result in a substantial difference between the investment performance of the Funds as compared to the investment performance of the stock market generally.

2

Risks of Investing in Foreign Securities — Each of the Funds may invest in foreign securities. The International Fund normally invests its assets primarily in foreign securities. These investments involve certain risks not generally associated with investments in the securities of United States issuers. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. The International Fund will be most susceptible to losses attributable to these risks.

Risks of Investing in Fixed Income Securities — Each of the Funds may invest in fixed income securities. The Income & Growth Fund may invest a significant portion of its assets in these securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities of fixed income securities in which the Funds invest. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates.

Risk of Investing in Non-Diversified Fund - The Realty Income and Growth Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make the Fund’s performance more volatile than would be the case if it had a more diversified investment portfolio.

3

Past Performance

The following bar charts and tables illustrate the risks of investing in the Alpine Real Estate Funds by showing how each Fund’s performance has varied from year-to-year. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-to-Year Total Return as of 12/31 Each Year

U.S. Fund

Best and Worst Quarter Results
During the periods shown in the chart for the U.S. Fund:
Portfolio	Best Quarter		Worst Quarter
U.S. Fund	34.15%	6/30/03	-24.79%	9/30/98

International Fund

Best and Worst Quarter Results
During the periods shown in the chart for the International Fund:
Portfolio	Best Quarter		Worst Quarter
International Fund	21.45%	6/30/03	-17.93%	9/30/98

4

Income and Growth Fund

Best and Worst Quarter Results
During the periods shown in the chart for the Income and Growth Fund:
Portfolio	Best Quarter		Worst Quarter
Income and Growth Fund	16.04%	6/30/00	-6.84%	9/30/99

Average Annual Return As of 12/31 Each Year
				Since
Fund	1 Year	5 Years	10 Years	Inception*

U.S. Fund
Return Before Taxes	9.66%	29.15%	18.48%	17.11%
Return After Taxes on Distributions(1)	9.04%	28.34%	16.72%	15.43%
Return After Taxes on Distribution and Sale of Fund Shares	7.09%	25.89%	15.56%	14.45%

Wilshire Real Estate Securities Index(2)	14.06%	19.04%	15.14%	13.15%
Lipper Real Estate Funds Average(3)	11.75%	18.57%	14.90%	12.69%

International Fund
Return Before Taxes	17.31%	21.15%	11.26%	8.46%
Return After Taxes on Distributions(1)	16.89%	20.21%	10.80%	7.96%
Return After Taxes on Distribution and Sale of Fund Shares	11.80%	18.29%	9.84%	7.34%

GPR General Property Securities Global Index (4)	11.02%	16.84%	8.58%	6.40%
S&P/Citigroup World (ex. U.S.) Property Index(5)	17.29%	17.28%	8.87%	N/A

Income and Growth Fund
Return Before Taxes	11.10%	20.32%	NA	19.78%
Return After Taxes on Distributions(1)	9.50%	17.97%	NA	17.16%
Return After Taxes on Distribution and Sale of Fund Shares	7.52%	16.40%	NA	15.84%

Morgan Stanley REIT Index(6)	12.13%	18.70%	NA	16.40%

*     The inception date for the U.S. Fund was 9/1/1993. The inception date for the International Fund was 2/01/1989. The inception date for the Income and Growth Fund was 12/29/1998.
(1)
After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

5

(2)
The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Wilshire Real Estate Securities Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

(3)
The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Lipper Real Estate Funds Average is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

(4)
The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The GPR General Property Securities Global Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

(5)
The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. The S&P/Citigroup World (ex. U.S.) Property Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services.  Investors cannot directly invest in this index.

(6)
The Morgan Stanley REIT Index is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Morgan Stanley REIT Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees. The performance for the Funds reflects the deduction of fees for these value-added services. Investors cannot directly invest in this index.

Fees and Expenses	This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

U.S.	International	Income and
Fund	Fund	Growth Fund

Shareholder Fees (fees paid directly from
your investment)	None	None	None
Redemption Fees (as a percentage of amount redeemed) (1)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses
that are deducted from Fund assets)
Management Fees	1.00%	1.00%	1.00%
Other Fees and Expenses	0.19%	0.18%	0.18%
Distribution and Service (12b-1) Fees	None	None	None
Total Gross Annual Portfolio Operating Expenses	1.19%	1.18%	1.18%
Waivers and Reimbursements	None	None	None(2)
Total Net Annual Portfolio Operating Expense	1.19%	1.18%	1.18%

(1)
A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds less than 60 days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Funds to help defray the expense to the Funds of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions. Please see the Redemptions section of this prospectus on page for a list of the types of accounts and conditions under which this fee will not be assessed.

(2)
The Adviser has agreed contractually to waive its fees and to absorb expenses of the Income and Growth Fund to the extent necessary to ensure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.50% of the Fund’s average net assets. The Income and Growth Fund has agreed to repay the Adviser the amount of any fees waived and Fund expenses absorbed, subject to certain limitations further described under Management of the Fund. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination.

6

Example: The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs or investment return may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Fund	$121	$378	$654	$1,443
International Fund	$120	$375	$649	$1,432
Income and Growth Fund	$120	$375	$649	$1,432

7

Principal Investment Strategies and Related Risks

The following are the Funds’ principal investment strategies. A more detailed description of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, are contained in the Statement of Additional Information.

U.S. Fund

U.S. Real Estate Companies — Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales — The Fund may borrow up to 10% of the value of its total assets for investment purposes.  Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund may also effect short sales of securities. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Foreign Securities — The Fund may invest up to 15% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts) (“ADRs”) that represent indirect interests in securities of foreign issuers.

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

International Fund

Foreign Real Estate Companies — Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets. These companies include, but are not limited to REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities — The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities.

Borrowing and Short Sales — Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

8

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

Principal Investment Strategies and Related Risks

Income and Growth Fund

Real Estate Securities — Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers which are principally engaged in the real estate industry or own significant real estate assets. These companies include, but are not limited to, REITs, real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

Foreign Securities — The Fund may invest up to 35% of the value of its total assets in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

Fixed Income Securities — The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund may invest in both investment grade and non-investment grade debt securities, with up to 15% of the value of its total assets in non-investment grade debt securities.

Illiquid Securities — The Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, the Fund may not invest more than 10% of its net assets in such repurchase agreements.

Borrowing and Short Sales — Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that the borrower is permitted under the 1940 Act. The Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets. However, short sales effected “against the box” to hedge against a decline in the value of a security owned by the Fund are not subject to this 10% limitation.

Non-Diversified Portfolio — As a “non-diversified” fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Defensive Position — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or it may hold cash. The Fund will not be pursuing its investment objectives in these circumstances.

9

Investment Risks

Real Estate Securities — Because the Funds invest primarily in the securities of real estate related companies, the values of the Funds’ shares are affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include: changes in the value of real estate properties; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty and condemnation losses; variations in rental income, neighborhood values or the appeal of property to tenants; and changes in interest rates. The values of securities of companies in the real estate industry may go through cycles of relative under-performance and out-performance in comparison to equity securities markets in general.

REITS — Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. The Funds’ investments in REITs can, in particular, be adversely affected by a deterioration of the real estate rental market, in the case of REITs that primarily own real estate, or by deterioration in the creditworthiness of property owners and changes in interest rates, in the case of REITs that primarily hold mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”).

Foreign Securities — Investments in foreign securities involve certain risks. There may be more limited information publicly available concerning foreign issuers than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging markets and in less developed countries. Alpine International Real Estate Equity Fund normally invests primarily in foreign securities and for this reason it will be most susceptible to losses attributable to these risks.

Smaller Companies — Many issuers of real estate securities are smaller companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, well-established companies. Also, there is often less publicly available information concerning smaller companies than there is for larger, more established issuers. The equity securities of smaller companies are often traded over-the-counter and may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Funds may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

Lower Rated Debt Securities (sometimes known as “junk bonds”) — Changes in economic conditions or developments regarding issuers of non-investment grade debt securities are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Illiquid Securities — Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities.

10

Use of Leverage and Short Sales — Subject to certain limitations, the Funds may use leverage in connection with their investment activities and may effect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. It can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. If the security declines in value, the Fund will realize a gain on the transaction. However, if the price of a security increases in value, the Fund will suffer a loss, which could be significant because there is no limit on the amount the price of the security may increase.

Portfolio Turnover — The Funds may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Funds to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Funds. However, it is expected that the annual portfolio turnover rate of each Fund will not exceed 150%. A high portfolio turnover rate will result in greater brokerage commissions and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Other Investments — The Funds may use a variety of other investment instruments in pursuing their investment programs. The investments of the Funds may include: mortgage-backed securities; securities of other investment companies; and various derivative instruments, including options on securities, options on securities indices, options on foreign currencies, forward foreign currency contracts, and futures contracts. Various risks are associated with these investments.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information. Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting Alpine Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-888-785-5578.

Management of the Fund

The management of each Fund is supervised by the Board of Trustees of Alpine Equity Trust (the “Trust”). Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”) serves as the investment adviser of the Funds.

Investment Adviser

The Adviser provides investment advisory and management services to the Funds and other advisory clients. All of its client accounts are invested principally in real estate securities. Mr. Samuel A. Lieber is the controlling person of the Adviser.

As investment adviser to the Funds, the Adviser manages the Funds’ investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Funds. The U.S. Fund and the Income and Growth Fund each pay the Adviser a monthly fee computed at the annual rates of: 1% of the average daily net assets of the Fund on the first $750 million of assets; 0.9% of average daily net assets on an annual basis on the next $250 million in assets; and 0.8% of average daily net assets on assets in excess of $1 billion. The International Fund pays the Adviser a monthly fee computed at the annual rate of 1% of the average daily net assets of the Fund. The total estimated annual expenses of the Funds are set forth in the section titled, “FEES AND EXPENSES.” The Adviser has agreed contractually to waive its fees and to absorb expenses of the Income and Growth Fund to the extent necessary to ensure that ordinary operating expenses of the Fund (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.50% of the Fund’s average net assets. The Income and Growth Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses absorbed, subject to certain limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the annual expense limitation to be exceeded. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. For the fiscal year ending October 31, 2005, the Adviser received a management fee of 1.00% of each respective Fund’s average daily net assets under management.

11

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of the Funds’ shares as a factor in the selection of dealers to effect portfolio transactions for the Funds.

A discussion regarding the basis for the Board of Trustees approval of the Funds’ investment advisory agreement (“Advisory Agreement”) is available in the Funds’ Statement of Additional Information and will be available in the Semi-Annual Report dated April 30, 2006 for the period November 1, 2005 through April 30, 2006.

Portfolio Manager

Mr. Samuel A. Lieber serves as the portfolio manager for the U.S. Fund and the International Fund and has served in that capacity since the inception of each Fund. Mr. Lieber was the co-manager of the Alpine Realty Income and Growth Fund from its inception through December 1999. From 1985 until February 17, 1998 (when the Adviser assumed responsibility for managing the Funds), Mr. Lieber was a portfolio manager with Evergreen Asset Management Corp., the former adviser of the U.S. Fund and the International Fund.

Mr. Robert W. Gadsden is the portfolio manager of the Alpine Realty Income & Growth Fund and serves as Senior Real Estate Analyst for the Adviser. Prior to joining the Adviser in 1999, Mr. Gadsden was a Vice President of the Prudential Realty Group.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds.

How to Buy Shares

No sales charges are imposed on the purchase of shares of the Funds. You may purchase shares of each Fund at net asset value as described below or through your financial intermediary. The minimum initial investment in each Fund is $1,000. The minimum may be waived in certain situations. There is no minimum for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued except if requested. Instead, your ownership of shares will be reflected in your account records with the Funds.

Purchases by Mail
To make an initial purchase by mail:

•	Complete the enclosed application.

•	Mail the application, together with a check made payable to the Alpine Funds to:

12

By Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery or Express Mail: Alpine Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

•
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

•
Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchases by Wire

If you are making your first investment in the Funds, before you wire funds:

•	The Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the address above.

•	Upon receipt of your completed account application, the Transfer Agent will establish an account for you.

•
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

13

For Subsequent Investments - By wire

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

How the Funds Value Their Shares

The net asset value of the shares of each Fund is calculated by dividing the value of each Fund’s net assets by the number of outstanding shares of the Fund. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Funds, a Fund may redeem shares from your account in any of the Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case of an exchange from a Fund with a redemption fee to a Fund that does not currently charge a redemption fee.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days’ notice.

Exchanges by Telephone

To exchange shares by telephone:

14

•	Call 1-888-785-5578.
•	Shares exchanged by telephone must have a value of $1,000 or more.
•	Exchange requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day.
•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.
•	Telephone exchanges are subject to a $5.00 fee per exchange.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).
•	If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

For further information, call 1-888-785-5578.

How to Redeem Shares

You may redeem shares of the Funds on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail

To redeem shares by mail:

Send a signed letter of instruction and, if certificates for shares have been issued, the signed certificates and an executed stock power form, to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. (Stock power forms are available from your financial intermediary, the Alpine Funds, and most commercial banks.)

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

15

•	A signature guarantee of each owner is required to redeem shares in the following situations:

o	If ownership is changed on your account
o	When redemption proceeds are sent to a different address than that registered on the account
o	If the proceeds are to be made payable to someone other than the account’s owner(s)
o	Any redemption transmitted by federal wire transfer to a bank other than the bank of record
o	If a change of address request has been received by the Transfer Agent within the last 15 days
o	When adding the telephone redemption option to an existing account
o	For all redemptions in excess of $50,000 re from any shareholder account (if applicable)

•
The Funds and/or the transfer agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Fund’s transfer agent.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578.

Redeeming Shares by Telephone

To redeem shares by telephone:

•
Call 1-888-785-5578 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000, maximum $50,000).
•	Provide the account name, as registered with a Fund, and the account number.
•
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the Automated Clearing House (“ACH”) network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

•	The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

To redeem shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ transfer agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

16

Additional Redemption Information
A redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law. The Funds reserve the right to close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed. Although in unusual circumstances the Funds may pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

Redemption Fees

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of Fund shares held for less than 60 days. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (“FIFO”) method to determine the 60-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. For example, shares purchased on September 1, 2006, for example, will be subject to the fee if they are redeemed on or prior to October 31, 2006. If they are redeemed on or after November 1, 2006, the shares will not be subject to the redemption fee. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for a 60-day period from, and including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account. The redemption fee will also not be assessed on exchanges (except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee) or to accounts of the Adviser or its affiliates used to capitalize the Funds as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemptions to avoid adverse effects to the Funds.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

17

While the Funds make every effort to collect redemption fees, the Funds may not always be able to track short-term trading effected through financial intermediaries. Financial intermediaries include omnibus accounts or retirement plans.

Tools to Combat Frequent Transactions

The Funds are intended for long-term investors. The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. While not specifically unlawful, the practice utilized by short-term traders to time their investments and redemptions of Fund shares with certain market-driven events can create substantial cash flows. These cash flows can be disruptive to the portfolio manager’s attempts to achieve a Fund’s objectives. Further, frequent short-term trading of Fund shares drives up the Funds’ transaction costs to the detriment of the remaining shareholders.

Funds that invest in overseas securities, where market timers may seek to take advantage of time zone differences and funds that invest in investments which are not frequently traded, may be targets of market timers. The Funds do not accommodate “market timers” and discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm fund performance. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund.

For these reasons, the Funds use a variety of techniques to monitor for and detect abusive trading practices. These steps include, monitoring trading activity, using fair value pricing, as determined by the Board of Trustees, when the Advisor determines current market prices are not readily available and a 1.00% redemption fee for the International Fund. These techniques may change from time to time as determined by the Funds in their sole discretion.

Trading Practices

Currently, the Funds reserve the right, in its sole discretion, to identify trading practices as abusive. The Funds may deem the sale of all or a substantial portion of a shareholder's purchase of fund shares to be abusive. In addition, the Funds reserve the right to accept purchases and exchanges if it believes that such transactions would not be inconsistent with the best interests of Fund shareholders or this policy.

The Funds monitor selected trades in an effort to detect excessive short- term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds' efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds' ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

18

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Advisor to the Funds holding such assets does not represent fair value. The Funds may also fair value a security if the Funds or the Advisor believes that the market price is stale. Other types of securities that the Funds may hold for which fair pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine their net asset value per share.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the Application.

Automatic Investment Plan. You may make regular monthly or quarterly investments automatically in amounts of not less than $50 through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the Plan, your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment by calling 1-888-785-5578. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern time), shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan. If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and recordkeeping services to those plans.

Automatic Reinvestment Plan. For your convenience, all dividends and distributions of a Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date, unless you request otherwise in writing. A written request to change your dividend reinvestment election must be received at least three full business days before a given record date to be effective on that date.

Tax Sheltered Retirement Plans. Eligible investors may open a pension or profit sharing account in a Fund under the following prototype retirement plans: (i) Individual Retirement Accounts (‘‘IRAs’’) and Rollover IRAs; and (ii) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

19

Dividends, Distributions and Taxes

Dividend Policy. It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash. If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at the Funds’ then current net asset value and to reinvest all subsequent distributions.

Taxation of the Funds. Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders. The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the Funds. Absent further legislation, the reduced maximum rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. For amounts paid in 2005, the backup withholding rate is 28%. The Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the U.S. may reduce or eliminate these taxes. Shareholders who are subject to U.S. Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by the Fund. The Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

This discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change. A more detailed discussion is contained in the SAI. You should consult your own tax adviser as to the tax consequences of investing, including the application of state and local taxes which may be different from the Federal income tax consequences described above.

20

Financial Highlights
The following tables present financial highlights for a share outstanding throughout each period indicated. Deloitte & Touche LLP is the independent registered public accounting firm. The information for the fiscal year ended October 31, 2004 and 2005 has been audited by Deloitte & Touche LLP. Information for periods ended prior to October 31, 2004 has been audited by another independent registered public accounting firm. It should be read in conjunction with the financial statements and related notes contained in the annual reports to shareholders of the Funds. The annual reports to shareholders may be obtained without charge.

U.S. Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,				Period Ended October 31,		Year Ended September 30,
	2005	2004	2003	2002	2001(a)		2001

Net Asset Value, Beginning of Period	$34.51	$29.21	$17.53	$13.54	$13.57		$13.54

Income(Loss) from Investment Operations:
Net investment income (loss)	0.12	(0.05)(b )	0.07(c )	0.03	0.00		(0.04)
Net realized/unrealized gains (losses) on investments	7.47	6.61	11.63	3.96	(0.03)		0.07
Total from investment operations	7.59	6.56	11.70	3.99	(0.03)		0.03

Less Distributions:
Net investment income	(0.09)	—	(0.02)	—	—		—
Net realized gains on investments	(2.56)	(1.26)	—	—	—		—

Total distributions	(2.65)	(1.26)	(0.02)	—	—		—

Net Asset Value, End of Period	$39.45	$34.51	$29.21	$17.53	$13.54		$13.57
Total Return	22.18%	23.12%	66.81%	29.47%	(0.22)%(d	)	0.22%
Ratios/Supplementary Data:
Net assets at end of period (000)	$556,648	$216,773	$107,753	$36,083	$19,314		$19,643
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.19%	1.31%	1.67%	1.72%	2.46%(e	)	2.16%
After waivers and reimbursements	1.19%	1.31%	1.67%	1.72%	2.23%(e	)	1.98%
Ratio of net investment income (loss) to average net assets	0.16%	(0.17)%	0.32%	0.16%	(0.33)%(e	)	(0.25)%

Ratio of interest expense to average net assets	0.01%	0.03%	0.05%	0.00%	0.03%(e	)	0.00%
Portfolio turnover (f)	34%	73%	86%	115%	10%		151%

(a)	For the period from October 1, 2001 to October 31, 2001.
(b)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(c)	Net investment income is calculated using average shares outstanding during the period.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

21

International Fund
Financial Highlights
(For a share outstanding throughout each period)
Year Ended October 31,

	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$24.28	$20.23	$13.81	$12.34	$12.73

Income (Loss) from Investment Operations:
Net investment income (loss)	0.74	0.29(a )	0.22(a )	0.12(a )	-
Net realized/unrealized gains (losses) on investments	5.71	4.30	6.42	1.60	(0.39)
Total from investment operations	6.45	4.59	6.64	1.72	(0.39)

Less Distributions:
Net investment income	(0.73)	(0.44)	(0.22)	(0.25)	—
Net realized gain on investments	(1.11)	(0.10)	—	—	—
Total distributions	(1.84)	(0.54)	(0.22)	(0.25)	—

Net Asset Value, End of Period	$28.89	$24.28	$20.23	$13.81	$12.34
Total Return	27.29%	23.25%	48.87%	14.03%	(3.06)%
Ratios/Supplementary Data:
Net assets at end of period (000)	$290,747	$87,621	$86,428	$31.457	$25,344
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.18%	1.35%	1.52%	1.81%	2.14%
After waivers and reimbursements	1.18%	1.35%	1.52%	1.81%	1.96%
Ratio of net investment income (loss) to average net assets	1.22%	1.40%	1.36%	0.82%	0.00%
Ratio of interest expense to average net assets	0.00%	0.00%	0.02%	0.00%	0.11%
Portfolio turnover	10%	38%	51%	48%	49%

(a)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

22

Income and Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended October 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$19.97	$16.67	$13.55	$11.92	$11.43

Income from Investment Operations:
Net investment income	1.06	0.71(a)	0.77(a)	0.76(a)	0.59
Net realized/unrealized gains on investments	2.07	3.45	3.21	1.74	0.71

Total from investment operations	3.13	4.16	3.98	2.50	1.30

Less Distributions:
Net investment income	(0.84)	(0.82)	(0.81)	(0.81)	(0.81)
Net realized gains on investments	(0.34)	(0.04)	(0.05)	(0.06)	—
Total distributions	(1.18)	(0.86)	(0.86)	(0.87)	(0.81)

Net Asset Value, End of Period	$21.92	$19.97	$16.67	$13.55	$11.92
Total Return	15.92%	25.51%	30.45%	21.21%	11.44%
Ratios/Supplementary Data:
Net assets at end of period (000)	$641,224	$394,153	$183,410	$49,650	$8,051
Ratio of expenses to average net assets:
Before waivers and recoveries	1.18%	1.25%	1.38%	1.57%	2.59%
After waivers and recoveries	1.18%	1.25%	1.40%	1.46%	1.41%
Ratio of net investment income to average net assets	3.47%	3.85%	4.98%	5.62%	4.68%
Ratio of interest expense to average net assets	0.00%	0.01%	0.00%	0.00%	0.11%
Portfolio turnover	34%	65%	45%	86%	149%

(a)
Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

23

Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

24

Additional Information

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

INVESTMENT ADVISER

ALPINE WOODS CAPITAL INVESTORS, LLC
2500 Westchester Avenue, Suite 215
Purchase NY 10577

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
555 East Wells Street
Milwaukee, WI 53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
BLANK ROME LLP
405 Lexington Avenue
New York, NY 10174

25

To Obtain More Information About the Funds

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports — Additional information is available in each Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) — The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Real Estate Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202

By Website- www.alpinefunds.com- The SAI is currently not available on the website but you may obtain the document as noted above.

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number 811-05684.

26

STATEMENT OF ADDITIONAL INFORMATION
March 1, 2006

Alpine U.S. Real Estate Equity Fund (“U.S. Fund”)
Alpine International Real Estate Equity Fund (“International Fund”)
Alpine Realty Income and Growth Fund (“Income and Growth Fund”)

615 East Michigan Street 3rd Floor
Milwaukee, WI 53202
1-888-785-5578

EACH A SERIES OF ALPINE EQUITY TRUST

This Statement of Additional Information pertains to Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income and Growth Fund (collectively, the “Funds”). The Funds are separate series of Alpine Equity Trust (the “Trust”). Shares of the Funds are offered through a Prospectus. A copy of the Prospectus may be obtained without charge by calling the number listed above. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus dated March 1, 2006.

The Funds’ most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated into this Statement of Additional Information by reference to the Funds’ October 31, 2005 Annual Report as filed with the Securities and Exchange Commission (“SEC”).

TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS	1
TYPES OF INVESTMENTS	1
SPECIAL INVESTMENT TECHNIQUES	13
INVESTMENT RESTRICTIONS	17
ADDITIONAL NON-FUNDAMENTAL INVESTMENT POLICIES	21
CERTAIN RISK CONSIDERATIONS	22
PORTFOLIO TURNOVER	22
MANAGEMENT	23
CODE OF ETHICS	27
PROXY VOTING GUIDELINES	27
INVESTMENT ADVISER	28
DISTRIBUTOR	33
ALLOCATION OF BROKERAGE	33
PORTFOLIO HOLDINGS INFORMATION	35
ADDITIONAL TAX INFORMATION	36
NET ASSET VALUE	40
PURCHASE OF SHARES	41
ANTI-MONEY LAUNDERING PROGRAM	42
REDEMPTIONS	43
HISTORY OF THE FUNDS AND GENERAL INFORMATION	44
PERFORMANCE INFORMATION	47
GENERAL	48
FINANCIAL STATEMENTS	48
APPENDIX "A"	49
APPENDIX "B"	55

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS

The investment objective of each Fund and a description of the principal investment strategies of each Fund are set forth under “ABOUT THE FUNDS” and “PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS” in the Prospectus. Each Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) (the “Adviser”) serves as the investment adviser of each Fund.

TYPES OF INVESTMENTS

Equity Securities

Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Warrants

Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

Each Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”). To the extent that foreign securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: the Funds’ net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund’s assets denominated in that currency will increase.

Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund’s assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges, traded in the over-the-counter markets or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords the Funds the ability to obtain best price and execution.

Securities markets of foreign countries in which the Funds may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Fixed Income Securities

The Funds may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. Fixed income securities may include:

•	bonds, notes and debentures issued by corporations;
•	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);
•	municipal securities;
•	mortgage-backed and asset-backed securities;
•
debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

The Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. Each Fund may invest up to 15% of the value of its total assets in non-investment grade debt securities. However, the Funds may not invest in debt securities rated below Ccc by S&P or Caa by Moody’s (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Funds.

Sovereign Debt Obligations

Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Securities of Other Investment Companies

Each Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. The Funds may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments contained in the Investment Company Act of 1940, as amended, (the “1940 Act”). Shareholders of a Fund that holds shares of another investment company will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Funds.

Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. The Funds may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of the Funds will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Funds.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which the Funds may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”).

CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986, as amended, (the “Code”) and have the same characteristics as CMOs.

Each Fund may from time to time also invest in “stripped” mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, “interest only” and “principal only” mortgage-backed securities are considered to be illiquid. The prices of these securities are more volatile than the prices of debt securities which make periodic payments of interest.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent they are reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interests rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Asset-Backed Securities

Each Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities may be “stripped” into classes in a manner similar to that described under the section titled, “Mortgage-Backed Securities,” above, and are subject to the prepayment risks described therein.

Strategic Investments

Foreign Currency Transactions; Currency Risks

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

Each Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

The Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in a Fund’s best interest to do so. The Funds will not speculate in foreign currency.

Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Funds may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Funds. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund’s net assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

The Trust’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures to determine the liquidity of certain restricted securities, as permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A (the “Rule”) is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Staff of the SEC has left the question of determining the liquidity of restricted securities eligible for resale under the Rule for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of these restricted securities:

(i)	the frequency of trades and quotes for the security;
(ii)	the number of dealers willing to purchase or sell the security and the number of other potential buyers;
(iii)	dealer undertakings to make a market in the security; and
(iv)	the nature of the security and the nature of the marketplace trades

When-Issued and Delayed Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

Lending of Portfolio Securities

The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Temporary Investments

For defensive purposes, each Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P or the corresponding rating by Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

•	Government Securities;
•	commercial paper;
•	certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation;
•	repurchase agreements for U.S. Government Securities;
•	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the U.S.; and
•	repurchase agreements.

Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral. The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreements.

The Funds’ custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash and involve risks similar to those discussed under “Borrowing” below. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

Each of the Funds may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. The Fund selling short must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets.

The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

The Funds may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. However, if a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

Borrowing

Each Fund may borrow money for investment purposes (which is a practice known as “leverage”). Leveraging creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if the Fund were not so leveraged. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.

SPECIAL INVESTMENT TECHNIQUES

Each Fund may engage in transactions in options and futures contracts and options on futures contracts. These instruments derive their performance, at least in part, from the performance of an underlying asset or index. The discussion below provides additional information regarding the use of options on stock indices and stock index futures. Appendix B to this Statement of Additional Information sets forth further details regarding options and futures.

Regulatory Matters

The Funds will comply with and adhere to all limitations on the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its net assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is “in-the-money,” the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is “in-the-money” if the value of the future exceeds the exercise (“strike”) price of the call; a put option on a future is “in-the-money” if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of a Fund’s investment strategy and are incidental to its activities in the underlying cash market, the “underlying commodity value” of the Fund’s futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The “underlying commodity value” of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

Options on Securities - Each Fund may purchase call and put options on securities to seek capital growth or for hedging purposes. The Funds may also write and sell covered call and put options for hedging purposes.

Options on Securities Indices - Each Fund may purchase and write options on stock indices (such as the S&P 500 Index) listed on domestic or foreign securities exchanges or traded in the over-the-counter market for hedging purposes.

Each Fund may invest up to 10% of the value of its net assets, represented by premiums paid, to purchase call and put options on securities and securities indices. A Fund may not write covered call and put options on securities and securities indices with aggregate exercise prices in excess of 15% of the value of its net assets.

Risks of Options on Stock Indices

The purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurred, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund would be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

Stock Index Futures Characteristics

Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Funds will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Instead, the Funds will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Funds upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Funds may be required to make during the term of the contracts to their broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Funds, the price of the underlying stock index declined, thereby making the Funds’ position less valuable. In all instances involving the purchase of stock index futures contracts by the Funds, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Funds’ custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Funds may elect to close their position by taking an opposite position which will operate to terminate their position in the futures contract. For a more complete discussion of the risks involved in stock index futures, refer to the Appendix (“Futures and Options”).

Where futures are purchased to hedge against a possible increase in the price of a security before the Funds are able to fashion their program to invest in the security or in options on the security, it is possible that the market may decline instead. If the Funds, as a result, concluded not to make the planned investment at that time because of concern as to the possible further market decline or for other reasons, the Funds would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Funds have insufficient available cash, they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Trustees without shareholder approval. As used in this Statement of Additional Information and in the Prospectuses, “a majority of the outstanding voting securities of a Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares of the Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

1.	Diversification
U.S. Fund
The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of its total assets may be invested without regard to such 5% limitation.

In addition, the U.S. Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

International Fund
With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Income and Growth Fund
The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of the value of its total assets may be invested without regard to such 5% limitation.

In addition, the Income and Growth Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.*

2.	Investment for Purposes of Control or Management
The U.S. Fund*, the International Fund and the Income and Growth Fund* may not invest in companies for the purpose of exercising control or management.

3.	Purchase of Securities on Margin

The U.S. Fund*, the International Fund and the Income and Growth Fund* may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4.	Underwriting
U.S. Fund
The U.S. Fund may not engage in the business of underwriting securities of other issuers.

International Fund
The International Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

Income and Growth Fund
The Income and Growth Fund may not engage in the business of underwriting securities of other issuers.

5.	Interests in Oil, Gas or Other Mineral Exploration or Development Programs

The Funds may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6.	Concentration in Any One Industry

Each Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, each Fund may temporarily invest less than 25% of the value of its assets in such securities during periods of adverse economic conditions in the real estate industry.

7.	Short Sales

Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

8.	Lending of Funds and Securities

The Funds may not make loans of money or securities, except to the extent that the Funds may lend money through the purchase of permitted investments, including repurchase agreements, and may lend securities in accordance with such procedures as may be adopted by the Trustees.

The Funds may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

9.	Commodities
U.S. Fund
The U.S. Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

International Fund
The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

Income and Growth Fund
The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

10.	Real Estate

U.S. Fund
The U.S. Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

International Fund
The International Fund may not purchase or invest in real estate or interests in real estate (although it may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

Income and Growth Fund
The Income and Growth Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

11.	Borrowing, Senior Securities, Reverse Repurchase Agreements

The Funds may not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of the value of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of the Fund’s total assets (measured in each case at the time of borrowing).

12.	Joint Trading

The U.S. Fund*, the International Fund and the Income and Growth Fund* may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

13.	Pledging Assets

The Funds may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

14.	Investing in Securities of Other Investment Companies

The U.S. Fund*, the International Fund* and the Income and Growth Fund* currently intend to limit their investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws.

15.	Illiquid Securities.

Each Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.*

16.	Options.*

The Funds may write, purchase or sell put or call options on securities, stock indices and foreign currencies, or combinations thereof, as discussed elsewhere in this Statement of Additional Information. *

17.	Futures Contracts.*

The Funds may not purchase financial futures contracts and related options except for “bona fide hedging” purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by the Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s total assets.

Except as otherwise stated in this Statement of Additional Information or in the Prospectus, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

ADDITIONAL NON-FUNDAMENTAL INVESTMENT POLICIES

The Funds have adopted the following policies which are non-fundamental and may be changed by the Trustees without shareholder approval.

U.S. Fund -- Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. issuers which are principally engaged in the real estate industry or own significant real estate assets.

International Fund -- Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three foreign countries which are principally engaged in the real estate industry or which own significant real estate assets.

Income and Growth Fund -- Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities which are principally engaged in the real estate industry or own significant real estate assets.

In addition, each Fund has adopted the non-fundamental policy that it will provide its shareholders with at least 60 days prior notice of any change in the Fund’s “80%” policy as described above. The notice will be provided in plain English in a separate written document and will contain the following prominent statement, or similar clear and understandable statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, the statement will appear either on the notice or on the envelope in which the notice is delivered.

CERTAIN RISK CONSIDERATIONS

There can be no assurance that a Fund will achieve its investment objective and an investment in the Funds involves certain risks which are described under “ABOUT THE FUNDS - Main Risks” and “PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS-Investment Risks” in the Prospectus.

The Income and Growth Fund is a non-diversified fund within the meaning of the 1940 Act. Its portfolio may be less diversified than the portfolios of investment companies which are diversified as defined by the 1940 Act. While the U.S. Fund and International Fund are diversified within the meaning of the 1940 Act, each of the Funds concentrates its investments in the securities of companies engaged principally in the real estate industry. Investors should understand that investment in the Funds may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industries and investment alternatives.

PORTFOLIO TURNOVER

For the fiscal periods ended October 31, 2004 and 2005, the portfolio turnover rates for the Funds are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Adviser’s investment strategy.

Turnover Rates	2005	2004
U.S. Fund	34%	73%
International Fund	10%	38%
Income and Growth Fund	34%	65%

MANAGEMENT

The Trustees, including the Trustees who are not interested persons of the Trust as that term is defined within the 1940 Act (“Independent Trustees”), and executive officers of the Trust, their ages, addresses and principal occupations during the past five years are set forth below:

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (77), 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	8	Trustee of Alpine Series and Income Trusts
H. Guy Leibler (51), 2500 Westchester Ave Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inception.	Chief Operating Officer L&L Acquisitions, LLC since 2004; President, Skidmore, Owings & Merrill LLP (2001-2003); Director of Brand Space Inc., a brand marketing/advertising company (1997-1999).	8	Director, White Plains Hospital Center; Founding Director, Stellaris Health Network, Trustee of Alpine Series and Income Trusts
Jeffrey E. Wacksman (45) 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	8	Director, Adair International Limited; Director, Cable Beach Properties, Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Series and Income Trusts.

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (49), 2500 Westchester Ave Purchase, NY 10577	Interested Trustee, Portfolio Manager, and President	Indefinite, since inception.	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly, Senior Portfolio Manager with Evergreen Asset Management Corp. (1985 - 1997).	8	Trustee of Alpine Series and Income Trusts

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (80) 2500 Westchester Ave Purchase, NY 10577	Vice President	Indefinite, since inception	Formerly President, Evergreen Asset Management Corp. (1971 - 1999). Formerly Chairman and Chief Executive Officer, Lieber & Company (1969 - 1999) Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC (Since 1999).	8	None
Steven C. Shachat (45) 2500 Westchester Ave Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 2002	Managing Director of Alpine Woods Capital Investors, LLC since September 2002. Formerly Senior Portfolio Manager with Evergreen Investment Management Corp. (1989-2001).	8	None
Robert W. Gadsden (49), 2500 Westchester Ave Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990-1999).	8	None
Sheldon R. Flamm (58) 2500 Westchester Ave Purchase, NY 10577	Chief Compliance Officer, Treasurer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC, 1999 - Present.	8	None
Oliver Sun (41) 2500 Westchester Ave Purchase, NY 10577	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC, 1998 - present.	8	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.
**
In addition to the three portfolios discussed in this SAI, Alpine Woods Capital Investors, LLC manages five other fund portfolios within two other trust companies. The trustees oversee each of the eight portfolios within the three Alpine Trusts.

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Compensation

The Trust pays a fee to each Trustee who is not an officer or employee of the Adviser or distributor (or any affiliated company of the Adviser or distributor) in the amount of $7,200 per meeting attended. Travel expenses of Trustees who are not affiliated persons of the Adviser or distributor (or any affiliated company of the Adviser or distributor) which are incurred in connection with attending meetings of the Board of Trustees will also be reimbursed.

Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by the Trust for the twelve-month period ended October 31, 2005.

Name	Aggregate Compensation from U.S. Fund	Aggregate Compensation from International Fund	Aggregate Compensation from Income and Growth Fund	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees
Laurence B. Ashkin	$2,400	$2,400	$2,400	$0	$0	$12,000
H. Guy Leibler	$2,400	$2,400	$2,400	$0	$0	$12,000
Jeffrey E. Wacksman	$2,400	$2,400	$2,400	$0	$0	$12,000
Samuel A. Lieber	$0	$0	$0	$0	$0	$0

Trustee Ownership of Fund Shares

As of January 31, 2006, Samuel A. Lieber owned 1.21% of the U.S. Fund’s shares and 3.17% of the International Fund’s shares. Stephen A. Lieber owned 1.11% of the U.S. Fund’s shares and 4.3% of the International Fund’s shares. All other officers and Trustees of the Trust owned as a group 2.83% of the outstanding shares of the U.S. Fund, 2.11% of the outstanding shares of the International Fund and less than 1% of the outstanding shares of any class of the Income and Growth Fund.

Amount Invested Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Dollar Range of Fund Shares Owned
Name	U.S. Fund	International Fund	Income and Growth Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Laurence B. Ashkin	B	B	-	D
H. Guy Leibler	-	-	-	-
Jeffrey E. Wacksman	C	B	B	D
Interested Trustees
Samuel A. Lieber	D	D	D	D

*
Includes holdings of each series of Alpine Equity Trust (U.S. Fund, International Fund and Income and Growth Fund) and each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund).

Audit Committee
Members	Description	Meetings
H. Guy Leibler Laurence B. Ashkin Jeffrey E. Wacksman	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	At least once annually. The audit committee met twice this year.
Valuation Committee
Members	Description	Meetings
H. Guy Leibler Laurence B. Ashkin Jeffrey E. Wacksman
The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.
As necessary.
Nominating Committee
Members	Description	Meetings
H. Guy Leibler Laurence B. Ashkin Jeffrey E. Wacksman	Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time.	As necessary. The nominating committee met once this year.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

Set forth below is information with respect to each person, who, to the Trust’s knowledge, owned beneficially or of record more than 5% of any class of a Fund’s total outstanding shares and their aggregate ownership of the Fund’s total outstanding shares as of January 31, 2006.

U.S. Fund

Name and Address	% Hold	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	23.23%	Record

International Fund

Name and Address	% Hold	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	27.41%	Record

Bear Stearns Securities Corp. 1 Metrotech Center N Brooklyn, NY 11201-3870	9.53%	Record

Income and Growth Fund

Name and Address	% Hold	Record or Beneficial
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	34.95%	Record

CODE OF ETHICS

The Adviser and the Trust have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust and Adviser (“access persons”), as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits Access Persons to trade securities for their own accounts and generally require them to report certain securities transactions which are permitted under the respective Code. Each Code is included as an exhibit to the Trust’s registration statement which is on file with, and available from, the SEC.

PROXY VOTING GUIDELINES

The Adviser provides a voice on behalf of shareholders of the Funds. The Adviser views the proxy voting process as an integral part of the relationship with the Funds. The Adviser is also in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. Therefore, the Funds delegate their authority to vote proxies to the Adviser, subject to the supervision of the Board. The Funds’ proxy voting policies are summarized below.

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Funds within a reasonable amount of time of receipt. Upon receiving each proxy the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Funds’ shareholders. Therefore, in situations where there is a conflict of interest between the interests of the Adviser and the interests of the Funds, the Adviser will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on the part of the Adviser;

2.	Disclose the conflict to the Independent Trustees of the Funds and obtain their direction on how to vote the proxy; or

3.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event of a conflict between the interests of the Adviser and the Funds, the Adviser’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction on how to vote the proxy. The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-888-785-5578 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-785-5578 and will be sent within three business days of receipt of a request.

INVESTMENT ADVISER

The management of each Fund is supervised by the Trustees. Alpine Woods Capital Advisors, LLC provides investment advisory services to the Funds pursuant to investment advisory agreements entered into with the Trust (the “Advisory Agreements”).

The Adviser, located at 2500 Westchester Avenue, Purchase, New York, 10577, is a Delaware limited liability company originally formed under the name Alpine Management & Research, LLC. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. The sole member and controlling person of the Adviser is Mr. Samuel A. Lieber. Mr. Lieber was previously associated with EAM, the former investment adviser of the U.S. Fund and the International Fund, and was primarily responsible for investment advisory services provided to those Funds.

Under the Advisory Agreements, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund’s portfolio of investments. In addition, the Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. The Adviser pays the costs of printing and distributing prospectuses used for prospective shareholders.

The method of computing the investment advisory fee for each Fund is described in the Prospectus. The advisory fees paid by the Funds to the Adviser for the three most recent fiscal periods were as follows:

U.S. Fund

Year	Total Fees Accrued by Adviser	Fees Waived/ Expenses Reimbursed	Balance Paid to Adviser
2005	$5,508,651	$0	$5,508,651
2004	$1,774,656	$0	$1,774,656
2003	$489,393	$0	$489,393

International Fund

Year	Total Fees Accrued by Adviser	Fees Waived/ Expenses Reimbursed	Balance Paid to Adviser
2005	$2,574,085	$0	$2,574,085
2004	$880,069	$0	$880,069
2003	$446,580	$0	$446,580

Income & Growth Fund

Year	Total Fees Accrued by Adviser	Fees Waived/ Expenses Reimbursed	Balance Paid to Adviser
2005	$5,835,930	$0	$5,835,930
2004	$2,749,405	$0	$2,749,405
2003	$1,122,337	$0	$1,122,337

Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, or by a vote of a majority of the Trustees or by the Adviser. The Advisory Agreements provide that they will automatically terminate in the event of their assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The U.S. Fund’s and the International Fund’s Advisory Agreements became effective on February 17, 1998 and have initial terms of two years. The Advisory Agreements were approved by the persons then serving as Trustees, including a majority of the Trustees who were not “interested persons” of the Trust, as defined by the 1940 Act (“Independent Trustees”), on December 17, 1997 and were approved by shareholders of each Fund at a meeting held on February 17, 1998. The Income and Growth Fund’s Advisory Agreement also has an initial term of two years and was approved by the Trustees, including a majority of the Independent Trustees, on April 13, 1998. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval. The continuances of the Advisory Agreements were approved by the Board, including a majority of Independent Trustees at a meeting held on December 13, 2005.

When last approving the investment advisory arrangements on December 13, 2005, the Trustees, including the Independent Trustees, considered a number of factors, including: the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

The Trustees also evaluated the investment performance of the Funds relative to their benchmark indices over the last year, three years, five years, ten years and since inception (as applicable).

The Trustees also reviewed Lipper analytical data relating to average expenses and advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Trustees also considered the amount and nature of fees paid by shareholders. The Trustees considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the U.S. Fund, the International Fund and the Income and Growth Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Trustees considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Trustees, including all of the Independent Trustees, believed to be the case.

Based on the Trustees’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Agreements, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of Advisory Agreements, the Trustees, including all of the Independent Trustees voting separately, concluded that the continuation of the Advisory Agreements would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Agreements is fair and equitable.

Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The Funds have adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund or between a Fund and certain other accounts that are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

PORTFOLIO MANAGERS

Mr. Samuel A. Lieber is the portfolio manager responsible for the day-to-day management of the U.S. Fund and International Fund. The following table shows the number of other accounts managed by Mr. Lieber and the total assets in the accounts managed within various categories.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	3	$533.1 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	$12.7 million	0	0

Material Conflict of Interest. Where conflicts of interest arise between the Funds and other accounts managed by the portfolio manager, Mr. Lieber will proceed in a manner that ensures that the Funds will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Lieber. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Mr. Robert W. Gadsden is the portfolio manager responsible for the day-to-day management of the Income and Growth Fund. The following table shows the number of other accounts managed by Mr. Gadsden and the total assets in the accounts managed within various categories.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$506.1 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	2	$40.5 million	0	0

Material Conflict of Interest. Where conflicts of interest arise between the Income and Growth Fund and other accounts managed by the portfolio manager, Mr. Gadsden will proceed in a manner that ensures that the Income and Growth Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Gadsden. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The portfolio managers’ compensation is made up of a fixed salary amount which is not based on the value of the assets in the Funds’ portfolios. Any bonuses received by the portfolio manager are based on the Funds’ after-tax performance.

Securities Owned in the Funds by Portfolio Managers. As of October 31, 2005, the portfolio managers owned the following equity securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)			Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
	US	Intl	I&G
Samuel A. Lieber	Over $1,000,000	Over $1,000,000		Over $1,000,000
Robert W. Gadsden			$100,001 - $500,000	$100,001 - $500,000

DISTRIBUTOR

Each Fund has entered into a distribution agreement with Quasar Distributors, LLC (the “Distributor”). The Funds have authorized the Distributor to use appropriate efforts to solicit orders for the sale of shares of each Fund, including such advertising and promotion, as it believes reasonable in connection with such solicitation.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the U.S. Fund and Income and Growth Fund will occur on domestic stock exchanges. A substantial portion of the transactions in equity securities for the International Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Funds regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Funds and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Funds’ policies, the Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Funds directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Funds paid the following amounts in brokerage commissions for the past three fiscal years ended October 31, 2005:

Fund	2005	2004	2003
U.S. Fund	$1,108,577	$474,501	$230,416
International Fund	$404,278	$183,622	$185,065
Income and Growth Fund	$835,701	$590,863	$186,992

Of the total brokerage commissions paid during the fiscal year ended October 31, 2005, the following amounts were paid for research, statistical or other services to the Adviser:

Fund	Amount	Total Dollar Value of Transactions

U.S. Fund	$92,815	$70,155,331
International Fund	$5,725	$4,019,075
Income and Growth Fund	$52,145	$30,878,120

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Funds’ portfolio holdings information will be dated as of the end of each fiscal quarter and will be available with a lag time of up to 60 days from the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Fund’s Chief Compliance Officer, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a duty of confidentiality, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants are subject to these restrictions.

In addition, the Funds’ fund administrator, fund accountant, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Chief Compliance Officer. The Chief Compliance Officer or a designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Funds and their shareholders. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purpose for which it is furnished.

ADDITIONAL TAX INFORMATION

(See also “Dividends, Distributions and Taxes” in the Prospectus)

Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund’s gross investment income. It is anticipated that this portion of the dividends paid by a Fund will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income or qualified dividend income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders which receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Distributions by each Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. The backup withholding rate is 28% for amounts paid during 2006. Legislation may be enacted which provides for a different rate. If the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax-exempt organizations and foreign persons).

Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Each Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Each Fund intends to meet for each taxable year the requirements of the Code to “pass through” to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such “pass through” of foreign tax credits.

Each Fund may invest in equity interests of certain entities that may qualify as “passive foreign investment companies.” Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on “excess distributions” received by the Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Funds to elect to mark to market and recognize gains on such investments at each Fund’s taxable year end. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its investments in equity interests in “passive foreign investment companies” to ensure its ability to comply with these distribution requirements.

NET ASSET VALUE

The following information supplements that set forth in the Prospectus in the Section titled “HOW TO BUY SHARES - How the Funds Value Their Shares.”

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) each business day. The Fund’s net asset value is calculated separately.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

An example of how the Funds calculated their net asset value per share as of October 31, 2005 is as follows:

U.S. Fund
$556,648,281	=	$39.45
14,109,188

International Fund

$290,747,387	=	$28.89
10,065,301

Income and Growth Fund

$641,223,783	=	$21.92
29,248,230

To the extent that a Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities not denominated in United States dollars will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trust. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Fund’s calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as a Fund is informed after the ex-dividend date.

PURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under the heading “HOW TO BUY SHARES.”

General

Shares of the Funds are offered on a continuous basis by the Distributor at a price equal to their net asset value without any front-end, level load, contingent sales charges, or Rule 12b-1 distribution expenses. Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value. Investors may purchase shares of the Funds at net asset value by mail or wire as described in the Prospectus.

In addition, each Fund has authorized one or more brokers to accept on a Fund’s behalf purchase and redemption orders (“authorized brokers”). Such authorized brokers may designate other intermediaries to accept purchase and redemption orders on each Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, an authorized broker’s designee, accepts the order. Such orders will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker’s authorized designee.

The minimum initial investment in each Fund is $1,000; there is no minimum for subsequent investments. Investors may use the Application available from the Distributor for his or her initial investment. Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A broker may impose transaction fees on the purchase and/or sale of Fund shares. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined as described below. Orders received by the Distributor prior to the close of regular trading on the NYSE on each day the NYSE is open for trading are priced at the net asset value computed as of the close of regular trading on the NYSE on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the NYSE and transmits it to the Distributor prior to its close of business that same day (normally, 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor’s right to that day’s closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the NYSE, the price will be based on the net asset value determined as of the close of regular trading on the NYSE on the next day it is open for trading.

ANTI-MONEY LAUNDERING PROGRAM.

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

REDEMPTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus titled, “HOW TO REDEEM SHARES.”

Wire Redemption Privilege - By using this privilege, the investor authorizes the Fund’s transfer agent to act on telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the transfer agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the transfer agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the application, or to a correspondent bank if the investor’s bank is not a member of the Federal Reserve System. A $15 charge is deducted from redemption proceeds. Immediate notification by the correspondent bank to the investor’s bank may be necessary to avoid a delay in crediting the funds to the investor’s bank account.

To change the commercial bank, or account designated to receive redemption proceeds, a written request must be sent to Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. This request must be signed by each shareholder, with each signature guaranteed as described in the Prospectus under “HOW TO REDEEM SHARES --Redeeming Shares by Mail.”

Suspension of Redemptions -- The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC such that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

The International Fund will assess a 1.00% fee on the redemption of Fund shares purchased and held for less than 60 days. This fee is paid to the Fund to help offset transaction costs and administrative expenses. The Fund reserves the right, at its discretion, to lower or waive the amount of this fee and, upon at least 60 days’ notice to shareholders, change the terms and/or amount of this fee. This fee may not be applicable to certain qualified accounts held by financial intermediaries.

In addition, in the event that the Board determines that it would be detrimental to the best interests of remaining shareholders of a Fund to pay any redemption or redemptions in cash, a redemption payment by a Fund may be made in whole or in part by a distribution in-kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in-kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net assets value per share. In the unlikely event that shares are redeemed in-kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder.

HISTORY OF THE FUNDS AND GENERAL INFORMATION

Capitalization and Organization

The Funds are each separate series of Alpine Equity Trust (formerly, Evergreen Global Equity Trust), a Massachusetts business trust organized in 1988. The Trust is governed by its Board. The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

On February 17, 1998, in connection with the acquisition of certain of the assets of EAM that relate to the management of the Funds by the Adviser, the names of the Trust, the U.S. Fund and International Fund were changed from Evergreen Global Equity Trust, Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund.

Under the Trust’s Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of the Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreements and changes in investment policy, shares of each portfolio would vote separately.

In addition the Trustees may, in the future, create additional classes of shares of the Funds. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Trust’s Declaration of Trust provides that no shareholder will be personally liable for the obligations of the Trust and requires that every written contract made by the Trust contain a provision to that effect. If any shareholder were required to pay any liability of the Trust, that person would generally be entitled to reimbursement from the general assets of the Trust.

Distributor

The Distributor, Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., located at 615 East Michigan Street, Milwaukee, WI 53202, serves as each Fund’s principal underwriter. It has entered into agreements with brokerage firms to act as dealers in connection with sale of shares of the Funds and may solicit orders from the public to purchase shares of the Funds. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor for certain losses and liabilities, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities arising under the 1933 Act.

Administrator

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, WI 53202, provides administration services to the Funds. These services include: assisting in the supervision of all aspects of the operations of the Fund (except those performed by the Adviser, the custodian, the transfer agent or the fund accounting agent); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. The Trust pays U.S. Bancorp for such services, a minimum annual fee of $58,930. For accounting services, the Trust pays U.S. Bancorp, a minimum annual fee equal to $58,930.

The fees paid to U.S. Bancorp for administrative services for the past three fiscal years ended October 31, 2005 were:

Fund	2005	2004	2003
U.S. Fund	$236,440	$108,481	$44,769
International Fund	$110,981	$61,428	$38,455
Income and Growth Fund	$257,063	$139,389	$57,705

Transfer Agent and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as each Fund’s transfer agent and dividend-disbursing agent. It also provides accounting services to the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm of the Funds.

Fund Counsel

Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, serves as counsel to the Trust and each of the Funds.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as each Fund’s custodian.

PERFORMANCE INFORMATION

Total Return

Average annual total return in the Prospectus is calculated according to the following formula:

P(1 + T)(n) = ERV

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ERV”	=	represents the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions) - The Funds’ quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(D)”	=
represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after Taxes on Distributions and Redemption) - The Funds’ quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where:
“P”	=	represents a hypothetical initial investment of $1,000;
“T”	=	represents average annual total return;
“n”	=	represents the number of years; and
“ATV(DR)”	=
represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Non-Standardized Performance

In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under “Total Return” above except that no annualization is made.

GENERAL

Additional Information

All shareholder inquiries may be directed to the shareholder’s broker, or may be directed to the Funds at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The Funds’ financial statements appearing in their most current fiscal year Annual Report to shareholders and the report of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm appearing therein, are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.

APPENDIX “A”

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

•	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

•	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•	SP-2 Satisfactory capacity to pay principal and interest.
•	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
•
MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•
MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX “B”

FUTURES AND OPTIONS

The following information should be read in conjunction with the discussions of options and futures elsewhere in this Statement of Additional Information.

OPTIONS ON SECURITIES

An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered,” which is generally accomplished through the writer’s ownership of the underlying security, in the case of a call option, or the writer’s segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer’s obligation is not covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the NYSE, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. Options on securities and indices purchased and written by the Portfolios may be traded on NASDAQ rather than on an exchange. Any options not traded on an exchange must be effected with primary government securities dealers recognized by the Board of Governors of the Federal Reserve System.

An option position in an exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the stock pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Each Fund may also invest in so-called “synthetic” options or other options and derivative instruments written by broker-dealers, including options on baskets of specified securities. Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

Options transactions may be effected on domestic and foreign securities exchanges or in the over-the-counter market. Options positions may be of the American or the European variety. An American style option may be exercised by the holder at any time after it is purchased until it expires. A European style option may be exercised only on its expiration date. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. In addition, the Fund may have difficulty closing out its positions in over-the-counter and synthetic options, which could result in losses to the Fund. Over-the-counter option positions and various derivative instruments may be illiquid and, in such cases are subject to the limitations on the purchase of illiquid securities by the Funds.

OPTIONS ON STOCK INDICES

In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

The index underlying a stock index option may be a “broad-based” index, such as the Standard & Poor’s 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stock included in the index and the index fluctuates with changes in the market values of the stocks so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND STOCK INDICES

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as “marking to the market.”

A futures contract may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper.

A stock index futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indices underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

ALPINE EQUITY TRUST
PART C
OTHER INFORMATION

Item 23. Exhibits.

(a)	Declaration of Trust
(i)	Certificate of Amendment to Declaration of Trust(1)
(ii) Certificate of Designation, amended April 13, 1998(2)
(iii) Certificate of Designation, amended December 14, 1998(3)
(b)	Bylaws
(i) Amendment to Bylaws updated September 28, 1998 (2)
(c)	Instruments Defining Rights of Security Holders (1)
(d)	Investment Advisory Agreement, as amended April 13, 1998(2)
(e)	Distribution Agreement (6)
(f)	Bonus or Profit Sharing Contracts — Not applicable.
(g)	Custody Agreement (6)
(h)	Other Material Contracts
(i)	Fund Administration Servicing Agreement (6)
(ii)	Transfer Agent Servicing Agreement (6)
(iii)	Fund Accounting Servicing Agreement (6)
(iv)	Omnibus Fee Agreement (2)
(v)	Form of Expense Limitation Agreement(4)
(vi)	Power of Attorney - Filed herewith.
(i)	Opinion and Consent of Counsel
(j)	Consent of Independent Public Accountants - Filed herewith.
(k)	Omitted Financial Statements — Not applicable.
(l)	Agreement Relating to Initial Capital - Not applicable
(m)	Rule 12b-1 Plan
(i) Distribution Plan for Alpine U.S Real Estate Equity Fund (1)
(ii) Distribution Plan for Alpine International Real Estate Equity Plan(1)
(iii) Distribution Plan for Alpine Realty Income and Growth Fund(2)
(n)	Rule 18f-3 Plan(1)
(o)	Reserved.
(p)	Code of Ethics
(i)	Joint Code of Ethics for Registrant and Alpine Management & Research, LLC(5)
__________________
(1) Incorporated by reference to Registrant’s previous Registration Statements on Form N-1A (Registrant’s File Nos. 33-25378 and 811-05684) filed with the Securities and Exchange Commission.
(2) Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A (Registrant’s File Nos. 33-25378 and 811-05684) filed with the Securities and Exchange Commission on October 23, 1998.
(3) Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (Registrant’s File Nos. 33-25378 and 811-05684) filed with the Securities and Exchange Commission on December 29, 1998.
(4) Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (Registrant’s File Nos. 33-25378 and 811-05684) filed with the Securities and Exchange Commission on February 1, 2000.
(5) Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (Registrant’s File Nos. 33-25378 and 811-05684) filed with the Securities and Exchange Commission on January 26, 2001.
(6) Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (Registrant’s File Nos. 33-25378 and 811-05684) filed with the Securities and Exchange Commission on February 28, 2003.

Item 24. Persons Controlled by or Under Common Control with Registrant.

As a result of its direct and beneficial ownership of 39.0% of the outstanding Class Y shares of Alpine International Real Estate Equity Fund on January 31, 2003, Bear Stearns Securities Corporation may be deemed to "control" the Fund as that term is defined in the 1940 Act.

Item 25. Indemnification.

Article XI of the Registrant's By-laws contains the following provisions regarding indemnification of Trustees and officers:

SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

SECTION 11.3 Expenses of Defense. In defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, a Trustee or officer of the Trust who reasonably believed his or her action to be in the best interests of the Trust shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith, subject to the requirements of section 11.4.

SECTION 11.4 Required Standard of Conduct.

(a) Unless a court orders otherwise, any indemnification under Section 11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by:

(i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs,

(ii) an independent legal counsel in a written opinion.

(b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

(i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

(ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

(A) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

(B) An independent legal counsel in a written opinion.

SECTION 11.5 Advance Payments. Notwithstanding any provision of this Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Trustee or officer to be indemnified provides a security for his undertaking; or

(b) The Trust is insured against losses arising by reason of any lawful advances; or

(c) There is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

(i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

(ii) An independent legal counsel in a written opinion.

SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser.

The information required by this item with respect to Alpine Woods Capital Investors, LLC is incorporated by reference to the Form ADV (File No. 801-55110) of Alpine Woods Capital Investors, LLC.

Item 27. Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Julius Baer Investment Funds
AIP Alternative Strategies Funds	The Kensington Funds
Allied Asset Advisors Funds	Kiewit Investment Fund L.P.
Alpine Equity Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	MDT Funds
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Permanent Portfolio Funds
First American Investment Funds, Inc.	Perritt Funds, Inc.
First American Strategy Funds, Inc.	Perritt MicroCap Opportunities Fund, Inc.
Fort Pitt Capital Funds	PRIMECAP Odyssey Funds
The Glenmede Fund, Inc.	Professionally Managed Portfolios
The Glenmede Portfolios	Prudent Bear Funds, Inc.
Greenspring Fund	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Rockland Trust
The Hennessy Funds, Inc.	Summit Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Thompson Plumb Funds, Inc.
Hotchkis and Wiley Funds	TIFF Investment Program, Inc.
Intrepid Capital Management Funds Trust	Trust For Professional Managers
Jacob Internet Fund Inc.	Wexford Trust
The Jensen Portfolio, Inc.

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c) Not applicable.

Item 28. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Adviser and Principal Underwriter	Alpine Woods Capital Investors, L.L.C., 2500 Westchester Avenue, Suite 215 Purchase, NY 10577 (records required by paragraphs (a)(4), (a)(5), (a)(6), (a)(10), (a)(11), and (f) of Rule 31a-1)
Registrant’s Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 54202

Item 29. Management Services Not Discussed in Parts A and B.

Not applicable.

Item 30. Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of February, 2006.

ALPINE EQUITY TRUST

By: /s/ Samuel A. Lieber
Samuel A. Lieber, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 28, 2006 by the following persons in the capacities indicated.

Signature	Title

/s/ Samuel A. Lieber Samuel A. Lieber	President and Trustee

Laurence B. Ashkin* Laurence B. Ashkin	Trustee

H. Guy Leibler* H. Guy Leibler	Trustee

Jeffrey E. Wacksman* Jeffrey E. Wacksman	Trustee

By: /s/ Samuel A. Lieber Samuel A. Lieber Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Power of Attorney	EX.99.h.vi.
Consent of Independent Registered Public Accounting Firm - Deloitte & Touche LLP	EX.99.j.